Term Loan	6 Months Ended
Sep. 30, 2024
Term Loan Disclosure [Abstract]
Term Loan [Text Block]

13. Term Loan

As part of the Atlantic acquisition, the Company acquired a $11.0 million (C$13.6 million) term loan ("Atlantic Term Loans"). The Atlantic Term Loans were made up of two discrete balances; Term Loan 1 and Term Loan 2; and the total facility bearing an interest rate of 3.33% per annum with a term maturity date of June 30, 2024.

In the period ended September 30, 2024, the Company renewed Term Loan 1 over a 1 year term at an interest rate of 5.31% with a balance remaining of C$4.2 million, and Term Loan 2 was renewed at 5.15% over a 2 year term with a balance remaining of C$2.6 million.  Principal payments of C$0.2 million plus interest is payable monthly.

The term loan has financial ratios and minimum tangible asset covenants that must be maintained by HIVE Atlantic Datacentres Ltd.  As at September 30, 2024, the covenant to maintain a ratio of total debt to tangible net worth equal to or less than 2:1 was not met.  The outstanding balance is presented as a currently liability as at September 30, 2024.  The Atlantic Term Loans include an unlimited guarantee from the Company.

	TERM LOAN 1	TERM LOAN 2	TOTAL
Balance, March 31, 2023	$4,397	$2,742	$7,139
Interest	131	81	212
Repayment	(1,073)	(669)	(1,742)
Foreign exchange movement	(1)	-	(1)
Balance, March 31, 2024	$3,454	$2,154	$5,608
Interest	52	32	84
Repayment	(659)	(411)	(1,070)
Foreign exchange movement	6	3	9
Balance, September 30, 2024	$2,853	$1,778	$4,631